UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2007
SunCom Wireless Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15325 (Commission File Number)	23-2974475 (I.R.S. Employer Identification No.)
1100 Cassatt Road
Berwyn, Pennsylvania
19312
(Address Of Principal Executive Offices, Including Zip Code)
(610) 651-5900
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     SunCom Wireless Management Company, Inc., a wholly-owned subsidiary of SunCom Wireless Holdings, Inc., and Raul Burgos entered into an amendment, dated as of April 27, 2007, to Mr. Burgos’s employment agreement dated September 6, 2006. This amendment removed the requirement that Mr. Burgos not transfer SunCom Wireless Holdings Class A common stock for less than $8.00 per share.

Item 9.01.	Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits:
10.1	Amendment No. 1 to Employment Agreement, dated as of April 27, 2007, between SunCom Wireless Management Company, Inc. and Raul Burgos.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCOM WIRELESS HOLDINGS, INC.
Date: April 27, 2007	By:	/s/ Eric Haskell
		Name:	Eric Haskell
		Title:	Executive Vice President and Chief Financial Officer